EXHIBIT 3.2

                         AUTOMATIC DATA PROCESSING, INC.

                                    BY-LAWS

                    As Amended and Restated on March 24, 1997
    (further amended on May 15, 2000, November 14, 2000 and August 12, 2002)

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                         AUTOMATIC DATA PROCESSING, INC.

                                    BY-LAWS

                              TABLE OF CONTENTS

SECTION                                                                   PAGE

ARTICLE I      STOCKHOLDERS                                                  1

     Section 1.01.     Annual Meetings                                       1
     Section 1.02.     Special Meetings                                      1
     Section 1.03.     Notice of Meetings; Waiver                            1
     Section 1.04.     Quorum                                                2
     Section 1.05.     Voting                                                2
     Section 1.06.     Voting by Ballot                                      2
     Section 1.07.     Adjournment                                           2
     Section 1.08.     Proxies                                               2
     Section 1.09.     Organization; Procedure                               3
     Section 1.10.     Inspectors of Elections                               3
     Section 1.11.     Opening and Closing of Polls                          4
     Section 1.12.     Consent of Stockholders in Lieu of Meeting            4

ARTICLE II     BOARD OF DIRECTORS                                            4

     Section 2.01.     General Powers                                        4
     Section 2.02.     Number and Term of Office                             4
     Section 2.03.     Election of Directors                                 5
     Section 2.04.     Annual and Regular Meetings                           5
     Section 2.05.     Special Meetings; Notice                              5
     Section 2.06.     Quorum; Voting                                        5
     Section 2.07.     Adjournment                                           5
     Section 2.08.     Action Without a Meeting                              6
     Section 2.09.     Regulations; Manner of Acting                         6
     Section 2.10.     Action by Telephonic Communications                   6
     Section 2.11.     Resignations                                          6
     Section 2.12.     Removal of Directors                                  6
     Section 2.13.     Vacancies and Newly Created Directorships             6
     Section 2.14.     Compensation                                          7
     Section 2.15.     Reliance on Accounts and Reports, etc.                7
     Section 2.16.     Honorary Directors                                    7

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ARTICLE III    EXECUTIVE COMMITTEE, AUDIT COMMITTEE,
               COMPENSATION COMMITTEE, NOMINATING/CORPORATE
               GOVERANCE COMMITTEE AND OTHER COMMITTEES                      7

     Section 3.01.      How Constituted                                      7
     Section 3.02.      Powers; Duties and Responsibilities                  8
     Section 3.03.      Proceedings                                          9
     Section 3.04.      Quorum and Manner of Acting                          9
     Section 3.05.      Action by Telephonic Communications                  10
     Section 3.06.      Absent or Disqualified Members                       10
     Section 3.07.      Resignations                                         10
     Section 3.08.      Removal                                              10
     Section 3.09.      Vacancies                                            10

ARTICLE IV     OFFICERS                                                      10

      Section 4.01.     Number                                               10
      Section 4.02.     Election                                             11
      Section 4.03.     Salaries                                             11
      Section 4.04.     Removal and Resignation; Vacancies                   11
      Section 4.05.     Authority and Duties of Officers                     11
      Section 4.06.     Chairman                                             11
      Section 4.07.     President                                            11
      Section 4.08.     Vice Presidents                                      11
      Section 4.09.     Secretary                                            12
      Section 4.10.     Treasurer                                            12
      Section 4.11.     Assistant Secretary and Assistant Treasurers         13
      Section 4.12.     Security                                             13

ARTICLE V      CAPITAL STOCK                                                 13

      Section 5.01.     Certificates of Stock, Uncertificated Shares         13
      Section 5.02.     Signatures; Facsimile                                13
      Section 5.03.     Lost, Stolen or Destroyed Certificates               13
      Section 5.04.     Transfer of Stock                                    14
      Section 5.05.     Record Date                                          14
      Section 5.06.     Registered Stockholders                              14
      Section 5.07.     Transfer Agent and Registrar                         15

ARTICLE VI     INDEMNIFICATION                                               15

      Section 6.01.     Nature of Indemnity                                  15
      Section 6.02.     Successful Defense                                   16
      Section 6.03.     Determination that Indemnification is Proper         16

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      Section 6.04.     Advance Payment of Expenses                          16
      Section 6.05.     Procedure for Indemnification of Directors & Officers16
      Section 6.06.     Survival; Preservation of Other Rights               17
      Section 6.07.     Insurance                                            17
      Section 6.08.     Severability                                         17

ARTICLE VII    GENERAL PROVISIONS                                            18

       Section 7.01.     Dividends                                           18
       Section 7.02.     Reserves                                            18
       Section 7.03.     Execution of Instruments                            18
       Section 7.04.     Corporate Indebtedness                              18
       Section 7.05.     Fiscal Year                                         19
       Section 7.06.     Seal                                                19
       Section 7.07.     Books and Records; Inspection                       19

ARTICLE VIII   AMENDMENT OF BY-LAWS                                          19

       Section 8.01.     Amendment                                           19

ARTICLE IX     CONSTRUCTION                                                  20

       Section 9.01.     Construction                                        20


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                          AUTOMATIC DATA PROCESSING, INC.

                                      BY-LAWS

                        As Amended and Restated on March 24, 1997
     (further amended on May 15, 2000, November 14, 2000 and August 12, 2002)

                                     ARTICLE I

                                   STOCKHOLDERS

     Section 1.01. Annual Meetings. The annual meeting of the stockholders
                   _______________
of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, and at such date and hour, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting. [Sections 211(a), (b).]1

     Section 1.02. Special Meetings. Special meetings of the stockholders
                   ________________
may be called at any time by the Chief Executive Officer or the Secretary or by the Board of Directors. A special meeting shall be called by the Chief Executive Officer or by the Secretary immediately upon receipt of a written request therefor by stockholders holding in the aggregate not less than one-third in number of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. [Section 211(d).]

     Section 1.03. Notice of Meetings; Waiver. The Secretary or any Assistant
                   __________________________
Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law.

     No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be

_________________________
1 Citations are to the General Corporation Law of the State of Delaware as in effect on January 1, 1996 (the "GCL"). The citations are inserted for reference only, and do not constitute a part of the By-Laws.

specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.
[Sections 222, 229.]

     Section 1.04.  Quorum. Except as otherwise required by law or by the
                    ______
Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. [Section 216.]

     Section 1.05. Voting. If, pursuant to Section 5.05 of these By-Laws, a
                   _______
record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his or her name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation or by these By-Laws, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212(a), 213, 216.]

     Section 1.06. Voting by Ballot. No vote of the stockholders need be
                   ________________
taken by written ballot unless demanded by the holders of at least fifteen percent (15%) of the shares represented in person or by proxy at any meeting at which a quorum is present or as otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

     Section 1.07. Adjournment. If a quorum is not present at any meeting of
                   ___________
the stockholders, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to
Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 of these By-Laws, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting. [Section 222(c).]

     Section 1.08. Proxies. Any stockholder entitled to vote at any meeting
                   _______
of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to vote at any such meeting and express such

                                      2
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consent or dissent for him or her by proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary.
[Section 212.]

     Section 1.09. Organization; Procedure. At every meeting of stockholders
                   _______________________
the presiding officer shall be the Chairman or, in the event of his or her absence or should the Chairman in his or her discretion determine not to preside, in the following order of availability, the Chief Executive Officer, the President, or a Vice President, and in the case more than one Vice President shall be present, that Vice President designated by the Board of Directors (or in the absence of any such designation, the most senior Vice President, based on title). In case none of the foregoing officers designated to be the presiding officer shall be present, a presiding officer shall be chosen by the vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

     Section 1.10. Inspectors of Elections. Preceding any meeting of the
                   _______________________
stockholders, the Board of Directors shall appoint one or more persons to act as Inspectors of Elections, and may designate one or more alternate inspectors. In the event no inspector or alternate is able to act, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall:

          (a) ascertain the number of shares outstanding and the voting power of each;

          (b) determine the shares represented at a meeting and the validity of proxies and ballots;

          (c)  count all votes and ballots;

          (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

          (e) certify his or her determination of the number of shares represented at the meeting, and his or her count of all votes and ballots.

The inspector may appoint or retain other persons or entities to assist in the performance of the duties of inspector. [Sections 231(a), (b).]

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     Section 1.11. Opening and Closing of Polls. The date and time for the
                   ____________________________
opening and the closing of the polls for each matter to be voted upon at a stockholder meeting shall be announced at the meeting. The inspector of the election shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless the Court of Chancery upon application by a stockholder shall determine otherwise. [Section 231(c).]

     Section 1.12. Consent of Stockholders in Lieu of Meeting. To the fullest
                   __________________________________________
extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in this Section 1.12. [Section 228(a), (c), (d).]


                                  ARTICLE II

                              BOARD OF DIRECTORS

     Section 2.01.  General Powers.  Except as may otherwise be provided by law,
                    ______________
by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation. [Section 141(a) .]

     Section 2.02. Number and Term of Office. The number of directors
                   _________________________
constituting the entire Board of Directors shall be between 9 and 13, which number may be modified from time to time by resolution of the Board of Directors, but in no event shall the number of directors be

                                     4

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less than three. No person shall be nominated by the Board of Directors to serve as a director after he or she has passed his or her 72nd birthday, unless the Nominating/Corporate Governance Committee of the Board of Directors has voted, on an annual basis, to waive, or continue to waive, the mandatory retirement age of such person as a director. Each director (whenever elected) shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.
[Section 141(b).]

     Section 2.03. Election of Directors. Except as otherwise provided in
                   _____________________
Sections 2.12 and 2.13 of these By-Laws, the directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of directors is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of directors, provided a quorum is present, the directors shall be elected by a plurality of the votes validly cast in such election. [Sections 211(b), (c), 216.]

     Section 2.04. Annual and Regular Meetings. The annual meeting of the
                   ___________________________
Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour or such meetings. Notice of regular meetings need not be given. [Section 141(g).]

     Section 2.05. Special Meetings; Notice. Special meetings of the Board
                   ________________________
of Directors may be called by the Chairman, the Chief Executive Officer, the Secretary or an Assistant Secretary, if any, and, on the written request of any two directors, the Secretary or an Assistant Secretary shall call such meeting. Special meetings shall be held at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four hours' notice, if notice is given to each director personally or by telephone or telegram, or on five days' notice, if notice is mailed to each director, addressed to him or her at his or her usual place of business. Notice of any special meeting need not be given to any director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. [Sections 141(g), 229.]

     Section 2.06. Quorum; Voting. At all meetings of the Board of Directors,
                   ______________
the presence of at least one-third of the total authorized number of directors, but not less than two directors, shall constitute a quorum for the transaction of business. Except as otherwise required by law, the Certificate of Incorporation or these By-Laws, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. [Section 141(b).]

     Section 2.07. Adjournment. A majority of the directors present, whether
                   ___________
or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No

                                    5

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notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 of these By-Laws shall be given to each director.

     Section 2.08. Action Without a Meeting. Any action required or permitted
                   ________________________
to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors. [Section 141(f).]

     Section 2.09. Regulations; Manner of Acting. To the extent consistent
                   _____________________________
with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The directors shall act only as a Board, and the individual directors shall have no power as such.

     Section 2.10. Action by Telephonic Communications. Except as otherwise
                   ___________________________________
determined by the Board of Directors, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     Section 2.11. Resignations. Any director may resign at any time by
                   ____________
delivering a written notice of resignation, signed by such director, to the Chairman or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

     Section 2.12. Removal of Directors. Any director may be removed at any
                   ____________________
time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such director. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the director so removed. If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these By-Laws. [Section 141(k).]

     Section 2.13. Vacancies and Newly Created Directorships. If any vacancies
                   _________________________________________
shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of directors shall be increased, the directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the directors then in office, although less than a quorum. A director elected to fill a vacancy or a newly created directorship shall hold office until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled at any time by vote of the stockholders. [Section 223.]

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     Section 2.14. Compensation. Each director, in consideration of his or
                   ____________
her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board of Directors may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such director in connection with the performance of his or her duties. Each director who shall serve as a member of any Committee designated by the Board of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board of Directors may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such director in the performance of his or her duties. Nothing contained in this Section 2.14 shall preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation. [Section 141(h).]

     Section 2.15. Reliance on Accounts and Reports, etc. A director, or a
                   ______________________________________
member of any Committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]

     Section 2.16. Honorary Directors. The Board of Directors may, by vote
                   __________________
at a regularly held meeting, appoint at its discretion individuals as Honorary Directors to serve for such period of time and with such compensation as shall be fixed by the Board of Directors. Individuals appointed as Honorary Directors shall have the right to attend regularly scheduled Board of Directors meetings but shall not have the right to cast a vote.


                               ARTICLE III

              EXECUTIVE COMMITTEE, AUDIT COMMITTEE, COMPENSATION
       COMMITTEE, NOMINATING/CORPORATE GOVERNANCE COMMITTEE AND OTHER
                               COMMITTEES

     Section 3.01. How Constituted. The Board of Directors shall have an
                   _______________
Executive Committee, an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee, each such Committee to consist of such number of directors as from time to time may be fixed by the Board of Directors in accordance with this Section 3.01. The Executive Committee shall consist of three or more directors. The Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee shall each consist of three or more outside directors, each of whom shall satisfy the independence (and, in the case of the Audit Committee, the financial literacy and experience) requirements of Section 10A of the Securities Exchange Act of 1934, the New York Stock Exchange and any other regulatory

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requirements. The Board of Directors may designate one or more other Committees, each of which shall consist of such number of directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members (and alternate members, if any) of each Committee may be designated at the annual meeting of the Board of Directors. Any Committee, other than the Executive Committee, Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee, may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a director, or until his or her earlier death, resignation or removal. [Section 141(c).]

     Section 3.02. Powers; Duties and Responsibilities. During the intervals
                   ___________________________________
between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this Section 3.02, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation, including the power to declare dividends and to authorize the issuance of stock.

     The Audit Committee shall have the power and authority of the Board of Directors to fulfill the Board of Directors' oversight responsibilities with respect to: (a) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (b) the Corporation's auditing, accounting and financial reporting processes generally;
(c) the Corporation's financial statements and other financial information provided by the Corporation to its stockholders, the public and others; (d) the Corporation's compliance with legal and regulatory requirements; and (e) the performance of the Corporation's internal auditors and independent auditors. The specific powers and responsibilities of the Audit Committee are set forth in its Charter (which is available on the Corporation's website at "adp.com").

     The Compensation Committee shall have the power and authority of the Board of Directors to fulfill the Board of Directors' responsibilities in respect to compensation of the Corporation's executives. The specific powers and responsibilities of the Compensation Committee are set forth in its Charter (which is available on the Corporation's website at "adp.com").

     The Nominating/Corporate Governance Committee shall have the power and authority of the Board of Directors to ensure: (a) that the Board of Directors shall have the benefit of qualified and experienced Directors; (b) that the Audit, Compensation and Nominating/ Corporate Governance Committees of the Board of Directors shall have the benefit of qualified Directors, each of whom shall satisfy the independence (and, in the case of the Audit Committee, the financial literacy and experience) requirements of Section 10A of the Securities Exchange Act, the New York Stock Exchange and any other regulatory requirements, and (c) that the Corporation shall have in place effective corporate governance policies and procedures. The

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specific powers of the Nominating/Corporate Governance Committee are set forth in its Charter (which is available on the Corporation's website at "adp.com").

     Each Committee shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. Notwithstanding the foregoing, no Committee shall have the power or authority:

          (a) to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

          (b)  to adopt an agreement of merger or consolidation;

          (c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

          (d) to recommend to the stockholders a dissolution of the Corporation or a revocation of dissolution; or

          (e)  to amend the By-Laws of the Corporation.  [Section 141(c).]

     Section 3.03. Proceedings. The Chairman of each Committee shall be
                   ___________
designated by the Board of Directors. Each Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time or as may be required by the Board of Directors. Each Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

     Section 3.04. Quorum and Manner of Acting. Except as may be otherwise
                   ___________________________
provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. Notwithstanding the foregoing, the presence of two members (or alternate members) of a Committee that has four authorized members shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. [Section 141(c), (f).]

     Section 3.05. Action by Telephonic Communications. Except as otherwise
                   ___________________________________
provided by the applicable Committee or by the Board of Directors, members of any Committee may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

     Section 3.06. Absent or Disqualified Members. In the absence or
                   ______________________________
disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. [Section 141(c).]

     Section 3.07. Resignations. Any member (and any alternate member) of
                   ____________
any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery.

     Section 3.08. Removal. Any member (and any alternate member) of any
                   _______
Committee may be removed from his or her position as a member (or alternate member, as the case may be) of such Committee at any time, either for or without cause, by the Board of Directors.

     Section 3.09. Vacancies. If any vacancy shall occur in any Committee,
                   _________
by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.


                                ARTICLE IV

                                 OFFICERS

     Section 4.01. Number. The officers of the Corporation shall be a
                   ______
Chairman of the Board, a President, a Secretary, a Treasurer and such other officers as the Board of Directors may appoint, including one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties and have such titles as shall be determined from time to time by the Board of Directors or as otherwise provided in the By-Laws. The Board of Directors shall designate an officer to be the Chief Executive Officer of the Corporation and may designate any officer to be the Chief Operating Officer or Chief Financial Officer of the Corporation. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-Laws provide otherwise. [Section 142 (a) , (b).]

     Section 4.02. Election. Unless otherwise determined by the Board of
                   ________
Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. [Section 142(b).]

     Section 4.03. Salaries. The salaries of all officers and agents of the
                   ________
Corporation shall be fixed by the Board of Directors, the Chief Executive Officer or such other persons to whom the authority to fix such salaries shall be delegated by the Board of Directors or the Chief Executive Officer. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a director of the Corporation.

     Section 4.04. Removal and Resignation; Vacancies. Any officer may be
                   __________________________________
removed for or without cause at any time by the Board of Directors or by the Chief Executive Officer. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors or by the Chief Executive Officer. [Section 142(b),
(e).]

     Section 4.05. Authority and Duties of Officers. The officers of the
                   ________________________________
Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142(a).]

     Section 4.06. Chairman. The Chairman shall preside at all meetings of
                   ________
the stockholders and the Board of Directors and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board of Directors.

     Section 4.07. President. The President shall have general supervision over the business of the Corporation, subject, however, to the control of the Board of Directors, any duly authorized Committee designated by the Board of Directors and the Chief Executive Officer (if not the President). The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by the Board of Directors and the Chief Executive Officer (if not the President).

     Section 4.08. Vice Presidents. At the request of the Chief Executive
                   _______________
Officer, or, in the Chief Executive Officer's absence, at the request of the Board of Directors, the Vice Presidents shall (in such order as may be designated by the Chief Executive Officer or the Board of Directors or, in the absence of any such designation, the most senior Vice President based on title) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by the Board of Directors or by the Chief Executive Officer.

      Section 4.09. Secretary. The Secretary shall attend all meetings of the
                    _________
stockholders and the Board of Directors and shall record all the proceedings of such meetings in a book or books to be kept for that purpose, and shall perform like duties for the Committees of the Board of Directors, when required. The Secretary shall give, or cause to be given, all notices to be given in accordance with these By-Laws or as required by law and shall perform such other duties as may be prescribed by the Board of Directors or by the Chief Executive Officer. The Secretary or an Assistant Secretary, if any, may attest all instruments signed by the Chairman, the Chief Executive Officer, the President, any Vice President or any other authorized officers of the Corporation. The Secretary shall have charge of the stock books and ledgers of the Corporation and all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board of Directors or by the Chief Executive Officer.

      Section 4.10. Treasurer. The Treasurer shall have charge and custody of,
                    _________
and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors, the Chief Executive Officer, the Treasurer or by any person to whom such power to designate is delegated by the Board of Directors, the Chief Executive Officer or the Treasurer; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined by the Board of Directors or the Chief Executive Officer and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the Chief Executive Officer or the Board of Directors, whenever the Chief Executive Officer or the Board of Directors shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; exhibit at all reasonable times the records and books of account to any of the directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board of Directors and the Chief Executive Officer; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board of Directors or the Chief Executive Officer.

     Section 4.11. Assistant Secretaries and Assistant Treasurers. Assistant
                   ______________________________________________
Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board of Directors or by the Chief Executive Officer.

     Section 4.12. Security. The Board of Directors may require any officer,
                   ________
agent or employee of the Corporation to provide security for the faithful performance of his or her duties, in such amount and of such character as may be determined from time to time by the Board of Directors. [Section 142(c).]


                                ARTICLE V

                              CAPITAL STOCK

     Section 5.01. Certificates of Stock; Uncertificated Shares. The shares
                   ____________________________________________
of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman, the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws. [Section 158.]

     Section 5.02. Signatures; Facsimile. All of such signatures on the
                   _____________________
certificate referred to in Section 5.01 of these By-Laws may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. [Section 158.]

     Section 5.03. Lost, Stolen or Destroyed Certificates. The Board of
                   ______________________________________
Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of proof satisfactory to the Board of Directors of such loss, theft or destruction. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise such loss, theft or destruction in such manner as the Board of Directors may require and to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. [Section 167.]

     Section 5.04. Transfer of Stock. Upon surrender to the Corporation or
                   _________________
the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation. [Section 151(f).]

     Section 5.05. Record Date. In order to determine the stockholders
                   ___________
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. [Section 213.]

     Section 5.06. Registered Stockholders. Prior to due surrender of a
                   _______________________
certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. [Section 159.]

     Section 5.07. Transfer Agent and Registrar. The Board of Directors may
                   ____________________________
appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.


                                  ARTICLE VI

                                INDEMNIFICATION

     Section 6.01. Nature of Indemnity. The Corporation shall indemnify any
                   ___________________
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she (x) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of any such employee or agent, in a manner he or she reasonably believed to be not in violation of any policies or directives of the Corporation, and (y) with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. The indemnification under this Section 6.01 shall apply to all directors and officers of the Corporation who sit on the boards of directors of non-profit corporations in keeping with the Corporation's philosophy.

     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 6.02. Successful Defense. To the extent that a director,
                   __________________
officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.01 of these By-Laws or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     Section 6.03. Determination That Indemnification Is Proper. Any
                   ____________________________________________
indemnification of a director or officer of the Corporation under Section 6.01 of these By-Laws (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.01 of these By-Laws. Any indemnification of an employee or agent of the Corporation under Section 6.01 of these By-Laws (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws. Any such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     Section 6.04. Advance Payment of Expenses. Expenses (including
                   ___________________________
attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     Section 6.05. Procedure for Indemnification of Directors and Officers.
                   _______________________________________________________
Any indemnification of a director or officer of the Corporation under Sections
6.01 and 6.02 of these By-Laws, or advance of costs, charges and expenses to a director or officer under Section 6.04 of these By-Laws, shall be made promptly, and in any event within thirty days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of these By-Laws where the required undertaking, if any, has been received by or tendered to the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these By-Laws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 6.06. Survival; Preservation of Other Rights. The foregoing
                   ______________________________________
indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

     The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 6.07. Insurance. The Corporation may purchase and maintain
                   _________
insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

     Section 6.08. Severability. If this Article or any portion hereof shall
                   ____________
be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees) judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.


                                  ARTICLE VII

                               GENERAL PROVISIONS

     Section 7.01. Dividends. Subject to any applicable provisions of law
                   _________
and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

     A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid. [Sections 172, 173.]

     Section 7.02. Reserves. There may be set aside out of any funds of the
                   ________
Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve. [Section 171.]

     Section 7.03. Execution of Instruments. The Board of Directors, except
                   ________________________
as otherwise provided in these By-Laws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or agreement or execute and deliver any instrument, including checks, drafts and other orders for the payment of moneys out of the funds of the Corporation, promissory notes, bonds or other evidences of indebtedness of the Corporation, endorsements, assignments, transfers, stock powers or other instruments of transfer of stock or other securities belonging to and/or standing in the name of the Corporation, and any other documents requiring the execution by or in the name of the Corporation, and any such authority may be general or confined to specific instances, or otherwise limited.

     Section 7.04. Corporate Indebtedness. The Board of Directors may
                   ______________________
prospectively or retroactively authorize the Chief Executive Officer or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any banks, trust company or other institution, or from any firm, corporation or individual, and, when authorized by the Board of Directors so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board of Directors may be general or confined to specific instances, or otherwise limited.

     Section 7.05.  Fiscal Year.  The Board of Directors may determine the
                    ___________
fiscal year of the Corporation and may from time to time change the same.

     Section 7.06. Seal. The seal of the Corporation shall be circular in
                   ____
form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

      Section 7.07. Books and Records; Inspection. Except to the extent
                    _____________________________
otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors. Subject to the General Corporation Law, the Board of Directors from time to time may determine whether, to what extent, at what times and places, and under what conditions and regulations, the accounts, books and papers of the Corporation, or any of them, shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or paper of the Corporation except as expressly conferred by the General Corporation Law or authorized by the Board of Directors.


                                    ARTICLE VIII

                                AMENDMENT OF BY-LAWS

     Section 8.01.  Amendment.  Subject to the provisions of the Certificate of
                    ________
Incorporation, these By-Laws may be amended, altered or repealed:

          (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

          (b) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting. [Section 109(a).]

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


                                   ARTICLE IX

                                  CONSTRUCTION

     Section 9.01. Construction. Whenever in these By-Laws references are
                   ____________
made to the Certificate of Incorporation, such references shall be deemed to be references to the Certificate of Incorporation, as the same, at the time of the adoption of these By-Laws, may have been amended and as the same, subsequent to such time, may be amended; and wherever in these By-Laws references are made to the By-Laws of the Corporation, such references shall be deemed to be references to these By-Laws, and to the same as they from time to time may be amended. Wherever in these By-Laws references are made to the General Corporation Law, such references shall be deemed to be references to the General Corporation Law of the State of Delaware.

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